Offerings - Offering: 1	Mar. 27, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.375% Senior Notes due 2031
Amount Registered | shares	250,000,000
Proposed Maximum Offering Price per Unit	0.99941
Maximum Aggregate Offering Price	$ 256,048,681
Fee Rate	0.01531%
Amount of Registration Fee	$ 39,202